UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2005

Lakes Entertainment, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	0-24993	41-1913991

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 Cheshire Lane, Minnetonka, Minnesota	55305

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 449-9092

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On June 30, 2005, Deloitte & Touche LLP (“Deloitte”) advised Lakes Entertainment, Inc., (“Lakes”) that Deloitte will decline to stand for reappointment as Lakes’ independent registered public accounting firm following completion of its audit of Lakes’ financial statements for the year ended January 2, 2005.

Deloitte had previously resigned as the independent public accounting firm for Lakes’ consolidated subsidiary, WPT Enterprises, Inc. (“WPT”). WPT’s business represents a significant portion of Lakes’ consolidated operations, therefore Deloitte advised Lakes that Deloitte would not stand for reappointment as Lakes’ independent public accounting firm. Deloitte’s decision to resign as WPT’s independent public accounting firm resulted from WPT’s involvement in an online gaming venture.

Deloitte has not completed an audit or issued a report on Lakes’ financial statements for the year ended January 2, 2005. Deloitte’s report on Lakes’ financial statements for the fiscal year ended December 28, 2003 did not contain an adverse opinion or a disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope or accounting principles.

Lakes’ Audit Committee of its Board of Directors did not recommend or approve Deloitte’s decision not to stand for reappointment.

During the two most recent fiscal years and the subsequent interim period through the date that Deloitte advised Lakes, that it would decline to stand for reappointment, there were no disagreements with Deloitte regarding any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference thereto in its reports on Lakes’ financial statements.

Lakes has provided Deloitte with a copy of the disclosures made in this Report and has requested that Deloitte furnish Lakes with a letter addressed to the Securities and Exchange Commission stating whether Deloitte agrees with the above statements and, if not, stating the respects in which it does not agree.

A copy of Deloitte’s letter dated July 7, 2005 to the Securities and Exchange Commission is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a)	Not Applicable

(b)	Not Applicable

(c)	Exhibits

16.1	Letter from Deloitte & Touche LLP dated July 7, 2005 to the Securities and Exchange Commission.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LAKES ENTERTAINMENT, INC. (Registrant)
Date: July 7, 2005	By:	/s/ Timothy J. Cope
		Name:	Timothy J. Cope
		Title:	President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Deloitte & Touche LLP dated July 7, 2005 to the Securities and Exchange Commission.